Exhibit 10.1

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CLINICAL COLLABORATION AGREEMENT

This Clinical Collaboration Agreement (“Agreement”), effective as of the 21 day of August, 2018 (“Effective Date”), is entered into by and between The University of Texas M. D. Anderson Cancer Center, with a place of business located at 1515 Holcombe Blvd., Houston, TX 77030, USA (“MD Anderson”), a member institution of The University of Texas System (“System”) and Cyclacel Limited, with a place of business located at 1 James Lindsay Place, Dundee, Scotland, DD1 5JJ, United Kingdom, (“Cyclacel”) (MD Anderson and Cyclacel each a “Party,” and collectively, the “Parties”).

WITNESSETH

Whereas, Cyclacel is clinical-stage biopharmaceutical using cell cycle control, transcriptional regulation and DNA damage response biology to develop innovative, targeted medicines for cancer and other proliferative diseases and is involved in the field of research and development of such pharmaceutical products, including the sponsorship of clinical trials.

Whereas, MD Anderson is a comprehensive cancer research, treatment, and prevention center, with scientists and technicians in substantive fields relating to cancer research.

Whereas, the Parties hereby wish to establish a clinical collaboration, as further described herein, (“Collaboration”) whereby Cyclacel will provide support for one or more clinical research studies to be conducted by MD Anderson pursuant to this Agreement using Cyclacel’s drug candidates, including CYC065 and CYC140 (each, a “Cyclacel Drug Candidate,” and collectively, the “Cyclacel Drug Candidates”), each such study a “Study,” and all such Studies the “Studies”).

Whereas, MD Anderson and Cyclacel shall have the right to carry out any obligation set out in this Agreement through an Affiliate, where an “Affiliate” means any individual, MD Anderson, partnership or other entity which directly or indirectly, at present or in the future, controls, is controlled by or is under common control of a Party, and “control” will mean direct or indirect beneficial ownership of at least fifty per cent (50%) of the voting share capital in such MD Anderson or other business entity, or to hold the effective power to appoint or dismiss members of the management.

Now therefore, in consideration of the premises and the mutual covenants and conditions hereinafter recited, the Parties do hereby agree as follows:

1	Subject and Scope of Agreement

1.1	The Parties intend that the scope of the Collaboration will consist of the Studies included in Appendix I, attached hereto, the details of which are to be mutually agreed upon by the Parties. Cyclacel and MD Anderson agree to jointly design and write the Protocols for the Studies based on a first draft provided by Cyclacel. MD Anderson will use reasonable efforts to conduct the work under each Study. Studies may be changed as agreed upon by the Parties in writing.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

1.2	The Agreement is a Collaboration agreement which shall govern the performance of Studies by MD Anderson and one or more Principal Investigator(s), as defined below, on the basis of Study specific documents (“Study Orders”) as agreed upon by the Parties. Once the Parties have agreed to the precise nature of each Study to be performed, MD Anderson shall review the Protocol for such Study as proposed by Cyclacel. It is understood between the Parties that the sample size of each Study will not exceed [***] Subjects unless otherwise agreed in writing by the Parties. “Subject” shall mean, as the term is defined in the U.S. Code of Federal Regulations 21 CFR §312.3(b), a human who participates in the Study, either as a recipient of the investigational new drug or as a control. Once the Protocol has been agreed and has been approved by MD Anderson’s Institutional Review Board (“Institutional Review Board” or “IRB”) under Section 2.2 below, (i) Cyclacel, as Study sponsor, shall obtain regulatory approval for the Study as required by FDA; and (ii) the detailed provisions for performance of the Study by the Parties including by MD Anderson and the MD Anderson principal investigator(s) responsible for the performance of such Study (“Principal Investigator(s)” or “Investigator(s)”), shall be set out in a Study Order to be agreed between the Parties but substantially in the form attached as Appendix III to this Agreement which shall detail the specifics of the Study to be performed under such Study Order including, without limitation, (i) the detailed Protocol, (ii) the Principal Investigator, (iii) identify any project-specific resources or support provided by Cyclacel including quantities of Cyclacel Drug Candidate and timing of delivery. Any changes to the Protocol must be agreed upon in writing in advance by Cyclacel unless necessary to protect the safety, rights or welfare of the Subjects.

1.3	In the event of any conflict of terms of this Agreement and the terms of a Study Order, the terms of this Agreement shall govern, unless the Study Order specifically and expressly supersedes this Agreement with respect to a specific term, and then only with respect to the particular Study Order and specific term. If there is any discrepancy or conflict between the terms contained in a Protocol and this Agreement and/or the relevant Study Order, the terms of the Protocol shall govern and control with respect to clinical and/or scientific matters and the terms of the Agreement and/or the relevant Study Order shall govern and control with respect to all other matters, e.g., legal and financial matters.

2	Responsibilities and Compliance

2.1	Each Study shall be subject to review and approval of the Study protocol (“Protocol”) as required by the IRB and/or any relevant authorities prior to commencement of the Study.

2.2	The scope of the Study to be performed shall be set forth in the Protocol(s) referenced in the Study Order, which shall be incorporated by reference into such Study Order. These Protocol(s) shall be considered final after being agreed to by MD Anderson and Cyclacel, including approval by MD Anderson’s IRB. The Principal Investigator shall submit the Protocol and reports of the ongoing conduct of the Study to the IRB as required by the IRB, obtain written approval from the IRB, and inform the IRB of Study closure.

2.3	Cyclacel is the regulatory “sponsor” of the Studies. Cyclacel shall be responsible for IND filing and will supervise monitoring for each Study. Cyclacel shall be responsible, directly or through third parties, for the preparation, filing and maintenance of all regulatory documents with respect to the Studies. The Parties shall reasonably share and exchange relevant Study information with the aim of ensuring that regulatory compliance is obtained for the Studies. Investigator shall timely have completed, signed and delivered to Cyclacel all forms, documents and regulatory documentation required by applicable law to be completed in connection with the initiation of each Study. For purposes of this Section 2.3, Investigator agrees to disclose to Cyclacel, in a timely fashion and in writing on an appropriate form, any financial arrangement or interest involving any Investigator or sub-investigator who performs services pursuant to this Agreement, or any spouse or dependent child of such person (“Investigator Personnel”) that is required to be disclosed pursuant to applicable law. Investigator shall update such disclosure as necessary to maintain its accuracy and completeness during the term of this Agreement and for any other period required by applicable law. To the extent that samples are required to be analyzed and tested as part of a Study pursuant to the Protocol, such samples shall be shipped to Cyclacel, analyzed and tested by Cyclacel or a designee in accordance with the Protocol at Cyclacel’s cost and expense. Cyclacel shall promptly provide the results and data generated from such Study samples to MD Anderson. Promptly upon MD Anderson’s request, Cyclacel shall return such samples to MD Anderson. Cyclacel and/or its designee shall not have the right to use such samples for any purpose other than testing for the Study and shall not further distribute or disclose such samples.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

2.4	MD Anderson represents that each Principal Investigator shall use reasonable efforts to conduct a Study in accordance with (a) the terms and conditions of this Agreement and the relevant Study Order, (b) the provisions of the Protocol, (c) applicable Good Clinical Practice requirements as incorporated by FDA regulations (“GCP”), and (d) any and all applicable orders and mandates of relevant authorities and IRB, and applicable MD Anderson policies. MD Anderson shall use diligent efforts to conduct the Study in accordance with specific and detailed performance milestones to be agreed between the Parties and to be set out in the Study Order. If such mutually agreed upon performance milestones are not met, MD Anderson and Cyclacel shall promptly discuss a strategy to cure the performance issues. If MD Anderson has not cured such performance issues within ninety (90) days of such discussion, Cyclacel shall have the right to expand the affected Study to other sites. The costs incurred at other sites shall not be part of this Agreement, shall not affect any aspect of this Agreement and shall be borne solely by Cyclacel. MD Anderson shall use reasonable efforts to enroll a total of approximately 170 Subjects in the Studies within three (3) years of the Effective Date.

2.5	MD Anderson and Cyclacel shall comply with all federal, state, and local laws and regulations as well as ethical codes applicable to the conduct of each such Study.

2.6	MD Anderson and/or Principal Investigator shall forward to Cyclacel evidence of approval of each Study by MD Anderson’s IRB. Cyclacel shall serve as “sponsor” within the meaning of such term under applicable laws and regulations and shall promptly forward to MD Anderson evidence of approval of the Study by relevant regulatory authorities (or exemption from such regulatory authority/ies review and approval).

2.7	If, in the course of a Study at MD Anderson, a Subject is injured by such Subject’s participation in the Study, MD Anderson and/or Principal Investigator shall inform Cyclacel of any such injury by fax or email in case of serious and unexpected adverse reactions and/or serious and unexpected adverse events arising from the use of Study Drug Candidate(s) within the timelines stipulated in the Protocol, or if such is not stipulated in the Protocol, within ten (10) business days following MD Anderson or Principal Investigator becoming aware of such event.

2.8	MD Anderson represents that: (a) it has not been debarred by the FDA pursuant to its authority under Sections 306(a) and (b) of the U.S. Food, Drug, and Cosmetic Act (21 U.S.C. § 335(a) and (b)) and is not the subject of any investigation or proceeding which may result in debarment by the FDA, and to the extent applicable, it shall not use any Principal Investigator or Study team member in the performance of a Study that has been so debarred or subject to any such investigation or proceeding, and; (b) it is not included in the List of Excluded Individuals/Entities (maintained by the U.S. Department of Health and Human Services Office of Inspector General) or the List of Parties Excluded from Federal Procurement and Non-procurement maintained by the U.S. General Services Administration, and is not the subject of any investigation or proceeding which may result in inclusion in any such list, and to the extent applicable, it shall not use any Principal Investigator or Study team member in the performance of a Study that is so included or the subject of any such investigation or proceeding. MD Anderson agrees to promptly notify Cyclacel in writing if it becomes aware of any such debarment, exclusion, investigation or proceeding of MD Anderson or, to the extent applicable, any Principal Investigator or Study team member.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

2.9	MD Anderson and Cyclacel shall comply with all applicable federal, state and local laws pertaining to confidentiality and disclosure of all information or records obtained and reviewed in the course of the Study, and shall permit access to such information or records only as authorized by a relevant Study subject, the IRB, and as authorized by law. Each Party agrees to comply with all provisions of the Health Insurance Portability and Accountability Act (“HIPAA”) regulations (45 C.F.R. Parts 160 and 164) as to the protection and security of Protected Health Information (“PHI”). Prior to participation of each subject in a Study, MD Anderson will ensure that (a) it has obtained a signed written informed consent document from the subject (“Consent”) and (b) it has obtained a signed, written, HIPAA authorization that adequately discloses the circumstances under which the subject’s personal data might be disclosed, as applicable, and documents the subject’s express written authorization for use and disclosure of the subject’s PHI for Study purposes, as applicable, pursuant to the HIPAA regulations (“Authorization”). MD Anderson agrees to supply Cyclacel with evidence of IRB approval of the Study, a copy of the Consent form which is IRB-approved, and a copy of any modified Consent form later approved by the IRB and used by MD Anderson. To the extent permitted by the IRB, the Consent form and related Authorizations shall provide for (i) access to the Subject’s medical records by Cyclacel, its designees, and applicable regulatory agencies such as the FDA and (ii) use of de-identified Data for any purpose consistent with applicable law that Cyclacel deems appropriate. MD Anderson shall submit to Cyclacel for comment all forms of Consent forms prior to enrolling Subjects. Cyclacel will only obtain, access, use and disclose the individually identifiable health information of each Study subject in accordance with and to the extent permitted by the IRB, Consent and the Authorization document and in accordance with this Agreement and applicable laws. Cyclacel shall not transmit any information or records from a Study outside the USA except in a de-identified form.

2.10	MD Anderson and Cyclacel will promptly notify each other upon identifying any aspect of a Protocol, including information discovered during site monitoring visits, or Study results that may adversely affect the safety, well-being, or medical care of the Subjects, or that may affect the willingness of Subjects to continue participation in a Study, influence the conduct of the Study, or that may alter the IRB’s approval to continue the Study. MD Anderson will promptly notify the IRB of any such events. When Study subject safety or medical care could be directly affected by Study results, then notwithstanding any other provision of this Agreement, MD Anderson will send Subjects a written communication about such results.

2.11	Cyclacel shall promptly provide MD Anderson with any materials and documentation and all pre-clinical data reports and summaries in Cyclacel’s possession and necessary, in Cyclacel’s reasonable judgement, for MD Anderson’s conduct of the Studies.

2.12	MD Anderson represents and certifies: (i) that it has the legal authority to enter into this Agreement for the Studies and (ii) to the best of its knowledge, that the terms of the Studies and this Agreement do not conflict with and do not result in a breach under any agreement to which MD Anderson is a party that would have a material adverse effect on its ability to perform its obligations under this Agreement. During the term of this Agreement, MD Anderson will not enter into any agreement to provide services that would in any way result in a breach of this Agreement and materially impair its ability to complete the Studies in a timely fashion.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

3	Personnel, Materials and Equipment

3.1	Except as set forth in this Agreement, MD Anderson shall provide all reasonable necessary personnel, facilities, and resources to accomplish its responsibilities under this Agreement and the relevant Study Order.

3.2	Cyclacel agrees to promptly provide, or arrange to provide, MD Anderson with the required quantities of CYC065, CYC140 or other mutually agreed Cyclacel Drug Candidate that will be utilized and/or required in accordance with the provisions of the Protocol applicable to the Study, Collaboration Funding solely applicable to the Study, and/or support services to the extent required for the conduct of a Study as specified in the Protocol or this Agreement. Any Cyclacel Drug Candidate provided by Cyclacel will be used solely in accordance with the applicable Study and the Protocol. MD Anderson will not use such Cyclacel Drug Candidate outside of the scope of the Study. Except to a Subject, MD Anderson will not transfer the Cyclacel Drug Candidate to any third party for any purpose.

3.3	It is recognized that the design of some Studies includes administration to the Subject of a Cyclacel Drug Candidate in combination with another drug (“Other Drug”). If the cost of Other Drug is not reimbursed under insurance or in any other manner, Cyclacel shall reimburse MD Anderson the costs associated with MD Anderson obtaining such Other Drug within thirty (30) days of receipt of an invoice from MD Anderson for such cost. The indication that is the subject of each Study, including if applicable, for the combination of the Other Drug and a Cyclacel Drug Candidate, shall be referred to as “Study Indication”.

3.4	Cyclacel will deliver the Cyclacel Drug Candidate DAP (INCOTERMS 2010) to MD Anderson’s, or its designee’s, location as specified by MD Anderson (“Delivery” with respect to such Cyclacel Drug Candidate). Title and risk of loss for the Cyclacel Drug Candidate shall transfer from Cyclacel to MD Anderson at Delivery. MD Anderson will, or will cause its designee to: (i) take delivery of the Cyclacel Drug Candidate supplied hereunder and if applicable, promptly ship the Cyclacel Drug Candidate to the Study sites for use in the Study, in compliance with cGMP, GCP and other applicable statutes. After receipt, MD Anderson is solely responsible, at its own cost, for subsequent handling, storage, transportation, warehousing and distribution of Cyclacel Drug Candidate supplied by Cyclacel hereunder. MD Anderson shall ensure that all such activities are conducted in compliance with cGMP, GCP and other applicable law.

3.5	MD Anderson or its designated agent shall, within ten (10) business days following receipt of a shipment of Cyclacel Drug Candidate hereunder, carry out a Visual Inspection (as defined below) of such shipment in association with the certificate of conformity and certificate of analysis. If following Visual Inspection MD Anderson determines in its sole discretion (exercised reasonably) that the shipment is defective or deficient it shall promptly notify Cyclacel in writing rejecting the shipment and specifying in detail the reasons therefor (“Notice of Rejection”). If MD Anderson does not notify Cyclacel in this manner within such ten (10) day period, such shipment of Cyclacel Drug Candidate shall be deemed to have been accepted by MD Anderson. For the purposes of this Agreement, “Visual Inspection” shall mean:

3.5.1 comparing the shipment against the documentation accompanying the shipment to verify that the delivery date, identity, quantity and exterior shipment labelling comply;

 3.5.2 verifying that the certificate of analysis for the shipment states that the Cyclacel Drug Candidate conforms in all material respects to the applicable specifications and GMP;

 3.5.3 visually inspecting the exterior of the shipment to verify that the shipment appears to be in good condition;

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

3.5.4 verifying that the temperature of the shipment has remained within specification by reviewing the data logger information;

3.5.5 for the avoidance of doubt, Visual Inspection does not include laboratory analysis.

3.6	Upon completion of the applicable Study, any unused quantities of the applicable Cyclacel Drug Candidates (whether returned by Subjects, remaining at the conclusion of the Study, or otherwise) shall, at the direction of Cyclacel, be returned to Cyclacel or disposed of properly by MD Anderson. If Cyclacel requests that such quantities of Study Drug Candidates be destroyed, MD Anderson shall promptly destroy the same and provide to Cyclacel a certificate evidencing such destruction. If, within thirty (30) days after completion of the applicable Study, Cyclacel does not provide MD Anderson with its decision regarding whether to have the Cyclacel Drug Candidate returned or destroyed, MD Anderson shall have the right to destroy the Cyclacel Drug Candidate.

3.7	Decisions regarding the strategy and course of further clinical development progression of a Cyclacel Drug Candidate alone or in combination after completion of each Study shall be at the sole discretion and responsibility of Cyclacel, but in consultation with MD Anderson. Following completion of each Study the Parties and their clinical representatives including the Principal Investigator for the Study shall meet to discuss the results in good faith. If it is concluded in good faith that the results are positive, Cyclacel shall use its Commercially Reasonable Efforts to further develop and commercialize the Cyclacel Drug candidate for the Study Indication. In this Section 3.7 “Commercially Reasonable Efforts” shall mean efforts and resources commonly used by Cyclacel to develop and commercialize a product owned by it or to which it has rights, which product is at a similar stage in its development or product life and is of similar market potential to the product for the Study Indication in question and taking into account the patent and other proprietary position of the product.

3.8	From time to time during the term, either Party (the “Transferring Party”) may supply the other Party (the “Receiving Party”) with proprietary materials of the Transferring Party (other than Cyclacel Drug Candidate) (“Proprietary Materials”) for use in the Study as further listed in the Study Order. In connection therewith, each Receiving Party hereby agrees that: (a) the Receiving Party will not use the Proprietary Materials for any purpose other than exercising its rights orperforming its obligations hereunder; (b) it will use such Proprietary Materials only in compliance with all applicable laws; (v) it will not transfer any such Proprietary Materials to any Third Party without the prior written consent of the Transferring Party; (d) it will not acquire any rights of ownership, or title in or to such Proprietary Materials as a result of such supply by the Transferring Party; and (e) upon the expiration or termination of this Agreement or a Study Order, if requested by the Transferring Party, it will destroy or return any such Proprietary Materials that are not the subject of the grant of a continuing license hereunder.

3.9	Nothing in this Agreement shall be construed to limit the freedom of MD Anderson or of any Principal Investigator or Study team member to engage in similar clinical trials or research performed independently under other grants, contracts, or agreements with parties other than Cyclacel.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

4	Financials

4.1	Any costs and expenses incurred by Cyclacel in the performance of its own roles and responsibilities shall be exclusively borne by Cyclacel including clinical supply of the Cyclacel Drug Candidates, as well as costs for the Other Drug if they cannot be reimbursed (as provided in Section 3.3) and any additional laboratory costs as requested by Cyclacel at Cyclacel’s sole discretion. Cyclacel will reimburse MD Anderson as specified in Sections 3.3, 4.2 and 4.3.

4.2	Cyclacel shall pay MD Anderson for research staff, including study nurse, compensation in the amount of $[***] per contract year for three (3) years following the Effective Date payable as follows:

Effective Date:	$[***]

1st anniversary of Effective Date:	$[***]

2nd anniversary of Effective Date:	$[***]

4.3	If the cumulative total amount of Evaluable Subjects enrolled according to each Protocol on all four Studies exceeds a total of [***] Subjects, then Cyclacel will pay MD Anderson $[***] for each additional Evaluable Subject. “Evaluable Subject” means a Subject properly enrolled in the Study and who has completed Study procedures as required by the Protocol and whose case report forms (“CRFs”) have been completed.

4.4	If any given Study has more than [***] Evaluable Subjects enrolled, Cyclacel will pay MD Anderson $[***] for each additional Evaluable Subject.

4.5	The items the subject of Sections 3.3, 4.2 and 4.3 are collectively, “Collaboration Funding”. Payment for Collaboration Funding shall be due within thirty (30) days of Cyclacel’s receipt of an invoice from MD Anderson. If the Parties extend the term of this Agreement by mutual agreement as set forth herein, the Parties shall negotiate in good faith the amount of future Study funding commitments by applicable to such extended term.

4.6	Cyclacel shall pay to MD Anderson the milestone payments listed in Appendix II relative to the total number of Subjects actually dosed in the three-year period (each, a “Milestone Payment”), upon achievement of the milestones listed in Section 4.6 below, regardless of whether the milestone event is achieved by Cyclacel or an Affiliate, or a licensee of Cyclacel.

4.7	Milestone event:

•	Upon a Cyclacel Drug Candidate achieving first commercial Sale [***] for a Study Indication described in Study Work Order or Appendix I (this Milestone Payment will be paid up to four times);
•	Upon a Cyclacel Drug Candidate achieving first commercial Sale [***] for a Study Indication described in Study Work Order or Appendix I (this Milestone Payment will be paid up to four times);
•	Upon a Cyclacel Drug Candidate achieving first commercial Sale [***] for a Study Indication described in Study Work Order or Appendix I (this Milestone Payment will be paid up to four times);
•	Cumulative $[***] in Sales of either or all Cyclacel Drug Candidates for Study Indications described in Study Work Order or Appendix I;
•	Cumulative $[***] in Sales of either or all Cyclacel Drug Candidates for Study Indications described in Study Work Order or Appendix I;
•	Cumulative $[***] in Sales of either or all Cyclacel Drug Candidates for Study Indications described in Study Work Order or Appendix I.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

4.8	Cyclacel shall notify MD Anderson in writing immediately upon achievement of any of the foregoing milestones. Each of the foregoing Milestone Payments shall be made by Cyclacel to MD Anderson (and following receipt of an invoice from MD Anderson) within forty-five (45) calendar days of achieving the milestone event and shall not reduce the amount of any other payment provided for in this Agreement.

4.9	The cumulative Sales milestones are each payable only once in respect of the Sales for all Study Indications in countries where the Cyclacel Drug Candidate is protected by valid and non-expired composition of matter patents.

4.10	The amount paid in respect of milestones earned shall be subject to a cap such that in a given calendar year Cyclacel pays MD Anderson no more than [***].

4.11	For purposes of this Agreement, “Sales” shall mean “Net Sales” which mean the gross amount invoiced by Cyclacel, its Affiliates, or licensees for sale of Cyclacel Drug Candidate for a Study Indication to third parties, less the following deductions attributable solely to sales of such Cyclacel Drug Candidate:

4.11.1	normal and customary trade, cash and quantity discounts actually given, credits, price adjustments or allowances for damaged products, returns or rejections of products;

4.11.2	chargeback payments and rebates (or the equivalent thereof) for the Cyclacel Drug Candidate granted to group purchasing organizations, managed health care organizations or to federal, state/provincial, local and other governments, including their agencies, or to trade customers;

4.11.3	reasonable and customary freight, shipping insurance and other transportation expenses directly related to the sale of the Cyclacel Drug Candidate (if actually borne by Cyclacel, its Affiliates or licensees without reimbursement from any third party);

4.11.4	required distribution commissions/fees payable to any third party providing distribution services to Cyclacel or its Affiliates;

4.11.5	sales, value-added, excise taxes, tariffs and duties, and other taxes and government charges directly related to the sale, to the extent that such items are included in the gross invoice price of the Cyclacel Drug Candidate and actually borne by Cyclacel, its Affiliates or licensees or without reimbursement from any third party (but not including taxes assessed against the income derived from such sale).

4.12	In circumstances where Cyclacel, its Affiliates or licensees further develop and commercialize a Cyclacel Drug Candidate for a Study Indication, within thirty (30) calendar days following each anniversary after completion of the last Study and until the first Milestone Payment for such Study Indication is paid, Cyclacel will, will require its Affiliate, or in the case of a licensee use reasonable efforts to require license to, deliver to MD Anderson a written progress report as to Cyclacel’s (and any Affiliate’s and licensees) efforts and accomplishments during the preceding year in relation to such development and commercialization together with commercialization plans for the upcoming year.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

4.13	Commencing with the first sale of a Cyclacel Drug Candidate for a Study Indication by Cyclacel, an Affiliate or licensee of Cyclacel, Cyclacel shall make a written report to MD Anderson within one hundred and twenty (120) days of each Cyclacel fiscal year which ends in December, reporting the amount of all Sales received in respect of Cyclacel Drug Candidates for the Study Indication. Cyclacel shall keep accurate records and books of accounting in accordance with good accounting practice with respect to the patenting and commercialization of Study Drug Candidate (including by it, its Affiliates and licensees). Cyclacel agrees to permit a representative of MD Anderson during normal business hours to inspect any or all parts of the books, ledgers and records kept by Cyclacel which are relevant to a determination of the accuracy of any report required to be rendered to MD Anderson. If any amounts due MD Anderson are determined to have been underpaid in an amount equal to or greater than five percent (5%) of the total amount due during the period so examined, then Cyclacel will pay the cost of the examination plus accrued interest at the highest allowable rate.

4.14	If Cyclacel or its Affiliate licenses its rights to the Cyclacel Drug Candidates for a Study Indication, Cyclacel will diligently collect all amounts due Cyclacel from licensees.

4.15	All payments made pursuant to this Agreement shall be made in U.S. Dollars by wire payable to the Study Center at:

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

Such payments shall be made free and clear of any deduction or withholding, except that Sponsor may deduct or withhold (i) any taxes, surcharges or other governmental charges or levies that Sponsor is required by Applicable Law to deduct or withhold and (ii) any monies that are the subject of a bona fide dispute between MD Anderson and Cyclacel. All amounts paid to MD Anderson by Cyclacel, are expressed to be inclusive of any value added taxes or other similar taxes or levies that might be imposed by a governmental authority on amounts paid by Cyclacel pursuant hereto.

5	Confidential Information

5.1	In conjunction with each Study, the Parties may wish to disclose confidential information to each other. For purposes of this Agreement, “Confidential Information” means confidential, non-public information, know-how and data (technical or non-technical) that is disclosed in writing, orally, graphically, in machine readable form, or in any other manner by or on behalf of a disclosing Party to a receiving Party or its Affiliates for purposes of this Agreement or any Study Order (“Purpose”). For clarity, Confidential Information excludes Data as defined under Section 7.4 as there are separate provisions of this Agreement governing Data. Confidential Information may be disclosed in any form (e.g. oral, written, graphic, electronic or sample) by or on behalf of disclosing Party or its Affiliates, or may be otherwise accessible to receiving Party or its Affiliates. Exchanges of Confidential Information directly between the Affiliates are also covered by this Agreement

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

5.2	Without disclosing Party’s prior written consent, and subject always to Section 5.5, receiving Party will: (a) not use any part of or the whole of the Confidential Information for any purpose other than the Purpose; (b) restrict the dissemination of Confidential Information to individuals within its own organization and disclose the Confidential Information only to those of its officers, employees and Affiliates who have a legitimate need to have access to the Confidential Information, who will be bound by confidentiality and non-use commitments no less restrictive than those of this Agreement, and who will have been made aware of the confidential nature of the Confidential Information; (c) protect the Confidential Information by using the same degree of care, but not less than a reasonable degree of care, to prevent the unauthorized use, dissemination, or publication of the Confidential Information as receiving Party uses to protect its own confidential information of a like nature; (d) preserve the confidentiality of the Confidential Information, not disclose it to any third party, and take all necessary and reasonable precautions to prevent such information from being accessible to any third party; (e) not combine any part of or the whole of the Confidential Information with any other information; and (f) promptly notify the disclosing Party upon becoming aware of evidence or suspicion of any unauthorized use or disclosure of the Confidential Information. The foregoing obligations will exist for a period of seven (7) years from the date of completion of the last Study in relation to which the Confidential Information is disclosed or used.

5.3	The obligations of confidentiality and non-use listed in this Article 5 will not apply to information: (a) which is in the public domain or public knowledge at the time of disclosure, or which subsequently enters the public domain through no fault of receiving Party; (b) which was rightfully in the possession of receiving Party at the time of disclosure by disclosing Party; (c) which is independently developed by receiving Party without use of disclosing Party’s Confidential Information; (d) which the receiving Party receives legally from any third party and which is not subject to an obligation of confidentiality; (e) receiving Party is required to disclose pursuant to applicable law or the order of a court or other tribunal; provided, however, that receiving Party will make reasonable efforts, if legally permissible, to notify disclosing Party prior to the disclosure of any part of or the whole of the Confidential Information and allow disclosing Party the opportunity to contest and avoid such disclosure, and provided, further, that receiving Party will disclose only that portion of such Confidential Information that it is legally required to disclose; (f) is communicated to the receiving party’s IRB or other scientific committee; (g) is required to be disclosed in order to obtain informed consent from patients or subjects who may wish to enroll in the Study, provided, however, that the information will be disclosed only to the extent necessary and will not be provided in answer to unsolicited inquiries by telephone or to individuals who are not eligible to be Subjects; (h) is disclosed to a Subject for the safety or well-being of the Subject; or (j) is required to be disclosed in publicly filed financial or other public statements under rules governing a stock exchange provided that to the extent possible the Party making such filing shall provide the other Party a copy of the proposed text for such filing not less than two (2) business days prior to the proposed filing to enable such other Party to review the same and provide comments.

5.4	For the purposes of this Article 5, any combination of features disclosed to the receiving Party will not be deemed to be within the foregoing exceptions merely because individual features are. Moreover, specific disclosures made to the receiving Party will not be deemed to be within the foregoing exceptions merely because they are embraced by general disclosures.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

5.5	The receiving Party shall also have the right to use and/or disclose Confidential Information in the following circumstances:

(i) to its actual or potential investment bankers; (ii) to existing and potential investors in connection with an offering or placement of securities for purposes of obtaining financing for its business and to actual and prospective lenders for the purpose of obtaining financing for its business; and (iii) to a bona fide potential acquirer or merger partner for the purposes of evaluating entering into a merger or acquisition and (iv) disclose Confidential Information to its legal advisers for the purpose of seeking legal advice, provided, however, any such persons must be obligated to abide by confidentiality and non-use obligations as least as strict as set forth in Section 5 to hold in confidence and not make use of such Confidential Information for any purpose other than those permitted by this Agreement; and

5.6	All Confidential Information disclosed to receiving Party pursuant to this Agreement will be and remain the disclosing Party’s property. Nothing contained herein will be construed as granting to receiving Party any proprietary right on or in relation to any part of or the whole of the Confidential Information, or any right to use any of the Confidential Information except for purposes of this Agreement and the Collaboration. Receiving Party will return to disclosing Party all documents and other materials which constitute Confidential Information, as well as all copies thereof, promptly upon request or upon termination of this Agreement (whichever is earlier); provided, however, that receiving Party may keep one copy of the Confidential Information received under this Agreement in its secure files in accordance with the terms of this Agreement for the sole purpose of maintaining a record of the Confidential Information received hereunder and for compliance with this Agreement and/or applicable laws.

5.7	MD Anderson will not disclose any “Protected Health Information” (as such term is defined under HIPAA) to Cyclacel under this Agreement and Cyclacel will not require MD Anderson to disclose any Protected Health Information. Notwithstanding the foregoing, if Cyclacel comes into knowledge or possession of any Protected Health Information by or through MD Anderson or any information that could be used to identify any Subject or other MD Anderson patients or research subjects, Cyclacel will maintain any such Protected Health Information or other information confidential in accordance with laws and regulations as applicable to MD Anderson, including without limitation HIPAA, will use any such Protected Health Information solely to the extent permitted by applicable laws, the IRB and the Consent/Authorization of the patient/research subject, and will not use or disclose any such Protected Health Information or other information in any manner that would constitute a violation of any applicable laws or regulation if such use or disclosure was made by MD Anderson.

5.8	Improper use or disclosure of the Confidential Information by receiving Party is likely to cause substantial harm to disclosing Party. Therefore, in the event of a breach, threatened breach, or intended breach of this Agreement by receiving Party, in addition to any other rights and remedies available to it at law or in equity, disclosing Party will be entitled to seek preliminary and final injunctions enjoining and restraining such breach, threatened breach, or intended breach.

6	Clinical Data / Monitoring

6.1	Oral reports or interim written status reports of the progress of the Studies will be provided by the Principal Investigator to Cyclacel no less than once per three (3) months during the course of a Study. Significant developments arising out of Studies will be communicated promptly to Cyclacel.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

6.2	As applicable to and appropriate for a Study, Cyclacel may monitor the conduct of a Study in accordance with Good Clinical Practice requirements of FDA Regulations, and may visit MD Anderson for the purpose of such monitoring. Any such monitoring visits shall be scheduled in coordination with MD Anderson and/or Principal Investigator during normal administrative business hours, and shall be subject to compliance with MD Anderson’s reasonable measures for confidentiality, safety and security, and shall also be subject to compliance with generally applicable premises rules at MD Anderson.

6.3	MD Anderson and Principal Investigator shall, during a Study, permit inspections by responsible legal and regulatory authorities with respect to such Study. To the extent permitted by law and to the extent practicable, MD Anderson shall notify Cyclacel of such inspection. Upon notification of an impending inspection concerning the Study by the FDA or other regulatory authority, MD Anderson shall, to the extent permitted by law to the extent practicable notify Cyclacel immediately and shall permit representatives of Cyclacel to be present during such inspection.

6.4	Cyclacel and MD Anderson agree to maintain adequate and accurate records as required under Applicable Law relating to the disposition of the Cyclacel Drug Candidate and the treatment of the Subjects. Investigator specifically agrees to timely prepare and maintain complete, accurately written medical records, accounts, notes, reports, and data of all Studies performed under this Agreement, including patient CRFs, for each Subject. All Study Information will be furnished to Cyclacel or a representative of Cyclacel in a de-identified format. “Study Information” means all results, data, documents and information generated by MDACC as a result of conducting the Study, but shall not include Inventions, laboratory notebooks, source documents, patient records, business and compliance documents or any other documents that MD Anderson is required to retain per Applicable Law or its policies. Cyclacel has the right to review Subject records to verify entries in the CRFs during normal administrative business hours, and subject to compliance with MD Anderson’s reasonable measures for confidentiality, safety and security, and shall also be subject to compliance with generally applicable premises rules at MD Anderson. Cyclacel shall not at any time disclose the name of any subject or any information which identifies a Subject to a third party unless specifically required to do so by Applicable Law or the FDA. Cyclacel, MD Anderson and Investigator agree to comply with applicable FDA reporting requirements, including those related to adverse event reporting and all reporting requirements set forth in the Protocol or as required by applicable law.

6.5	Cyclacel and MD Anderson agree to maintain the records described in Section 6.4 above for the time period required by applicable laws. Prior to destroying or otherwise disposing of any such records, MD Anderson will provide Cyclacel a reasonable opportunity to reimburse MD Anderson to retain such records for a longer period of time or take possession of the records at Cyclacel’s own expense.

7	Data & Inventions

7.1	In this Section 7 (i) “Invention” means any invention or discovery, whether patentable or not, that is conceived and first reduced to practice during performance of a Study and which directly arises from the conduct of the Study; and (ii) “Research and Academic Purposes” includes, but is not limited to, all forms of research funded by MD Anderson itself, or under a grant, or in collaboration with another not-for-profit entity but expressly excludes any research funded by or in collaboration with a for-profit commercial entity.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

7.2	MD Anderson shall promptly disclose to Cyclacel, on a confidential basis, any Inventions. MD Anderson hereby assigns to Cyclacel all its right, title and interest in and to all Inventions and it agrees to take further reasonable acts as may be reasonably required to convey ownership in all Inventions to Cyclacel, including executing, or causing its employees (including the Investigator), officers or agents to execute, any documents necessary to effectuate the foregoing, each of the foregoing, at Cyclacel’s sole cost and expense.

7.3	All right, title and interest in and to Inventions shall be owned solely by Cyclacel and shall be assigned to Cyclacel. Cyclacel shall grant and hereby grants to MD Anderson a non-exclusive, worldwide, perpetual, irrevocable, fully paid-up license to use Inventions for Research and Academic Purposes.

7.4	All data and results generated in the conduct of the Studies (“Data”) shall be promptly disclosed by MD Anderson to Cyclacel and will be owned by Cyclacel subject to MD Anderson’s right to use Data for Research and Academic Purposes as specified in Section7.3, as well as for publication purposes. The Parties will keep the Data confidential until the earlier of (a) publication of the Data by MD Anderson, as provided in Section 12, or (b) publication of the Data by Cyclacel. Cyclacel shall promptly provide MD Anderson with a copy of any Data generated by, or on behalf of Cyclacel in connection with a Study.

7.5	Cyclacel shall have the first right to prepare, file, prosecute, maintain, enforce and defend all U.S. and foreign Patents, registrations and other forms of intellectual property in Inventions at the sole cost and expense of Cyclacel. Cyclacel shall keep MD Anderson reasonably informed of all such filings and the prosecution of such filings.

7.6	MD Anderson represents and certifies that its employees and agents (including the Investigator) are obliged to convey to MD Anderson all right, title and interest to Inventions.

7.7	MD Anderson shall provide assurance that no federal funding will be used by MD Anderson for the Studies.

8	Term and Termination

8.1	This Agreement will be effective as of the Effective Date and will remain in effect for so long as any payments are due to MD Anderson hereunder.

8.2	A Party will have the right to terminate this Agreement if the other Party commits a material breach of the Agreement and fails to cure such breach within ninety (90) days of receiving notice from the non-breaching Party of such breach. Any expiration or termination of this Agreement under this Section 8 will not affect any then existing Study Orders, and any such Study Orders will continue after the expiration or termination of this Agreement in accordance with their respective provisions. Upon any expiration or termination of this Agreement, provisions of this Agreement that are incorporated by reference into any then outstanding Study Orders and all other provisions of the Agreement relevant to the conduct of a Study Order or regulating the relationship of the Parties in relation thereto will survive termination of this Agreement and will continue to apply to such Study Orders until termination or expiration of each such Study Orders.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

8.3	A Party may terminate a Study Order: (a) if the other Party commits a material breach of the Study Order and fails to cure such breach within thirty (30) days of receiving notice from the non-breaching Party of such breach; or (b) due to health and safety concerns related to the Cyclacel Drug Candidate or procedures in the Study (including regulatory holds due to the health and safety of the Subjects). The Parties agree that any termination of a Study Order shall allow for: (i) the wind down of the Study to ensure the safety of Subjects; and (ii) Cyclacel’s final reconciliation of Data related to the Study in addition to Cyclacel’s final monitoring visit. All reasonable fees associated with the wind-down activities and final monitoring visit shall be paid by Cyclacel. Termination of one or more Study Orders will not automatically result in the termination of this Agreement or termination of any other Study Orders. Upon termination of a Study Order, MD Anderson will immediately return at Cyclacel’s cost any unused quantities of Cyclacel Drug Candidate provided by Cyclacel for such Study as directed by Cyclacel.

8.4	In case any regulatory or legal authorization necessary for the conduct of the Study is (i) finally rejected or (ii) withdrawn, the relevant Study Order shall terminate automatically at the date of receipt of such final rejection. Termination, relinquishment, expiration or cancellation of this Agreement or a Study Order will not affect the rights and obligations of the Parties that have accrued prior to termination relinquishment, expiration or cancellation, including, without limitation, any and all damages arising from any breach hereunder, and any provisions of this Agreement or a particular Study Order that by their nature extend beyond expiration or termination will survive the expiration or termination of this Agreement and/or that particular Study Order. In particular, the provisions of Sections 2-15as applicable will survive any expiration or termination of this Agreement.

8.5	In the event the Parties cannot reach agreement on a new Principal Investigator pursuant to Section 8.2 or such new Principal Investigator does not agree to the terms of this Agreement and the relevant Study Order, either Party may terminate such Study Order upon notice to the other Party.

8.6	In addition, in order to accommodate the review and approval of this Agreement by the Office of General Counsel of UT System (the “OGC”), for a period of sixty (60) days following the Effective Date (the “Limited Unilateral Termination Period”), MD Anderson will have the right to terminate this Agreement without cause upon ten (10) days’ notice to Cyclacel; provided, however, that (i) a termination by MD Anderson will be effective if notice of termination is sent by MD Anderson any time within the Limited Unilateral Termination Period even if the ten day notice period extends beyond the Limited Unilateral Termination Period and (ii) the Limited Unilateral Termination Period will expire on the earlier to occur of (x) the end of the sixty days, or (y) written notice to Cyclacel from MD Anderson that the Agreement has been approved by the OGC.

8.7	For each Study, Cyclacel shall make all payments due for Study performance reasonably incurred or obligated in good faith hereunder which have accrued up to the date of termination of a Study Order or this Agreement, or, in case of a termination of this Agreement or the relevant Study Order pursuant to Section 7.5, up to the date of receipt of such final rejection.

8.8	If at the time of any termination of a Study Order or this Agreement MDACC and Cyclacel shall conclude, based upon an evaluation of the risks to the Subjects, that some or all of the Subjects should not immediately be withdrawn from Cyclacel Drug Candidate treatment, the Parties will cooperate to safely withdraw Subjects from Cyclacel Drug Candidate treatment over a mutually agreeable period of time.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

9	Indemnification

9.1	Cyclacel agrees to defend, indemnify, and hold harmless MD Anderson, System each Principal Investigator and its/their Regents, trustees, officers, directors, staff, employees, students, faculty members, and its/their Affiliates and other parties as may be listed on a Study Order (“Indemnified Party/ies”): (a) from and against any and all liability, claims, lawsuits, losses, demands, damages, costs, and expenses (“Indemnified Losses”) resulting from (i) the design or manufacture of the Cyclacel Drug Candidate or defects in the Cyclacel Drug Candidate (including failure to manufacture the Cyclacel Drug Candidate in accordance with current Good Manufacturing Practices in the United States of America), (ii) the use of the Data or results of the Study (iii) Cyclacel’s negligence or intentional misconduct in connection with a Study or this Agreement, (iv) Cyclacel’s breach of any representations and/or warranties provided hereunder, and (v) Cyclacel’s failure to comply with applicable law or regulation; (b) from and against any Indemnified Losses arising from an injury to a Subject caused by the Cyclacel Drug Candidate or any procedure required by the Protocol. The completion or termination of a Study shall not affect’s Cyclacel’s obligation to indemnify with respect to any claim or suit based upon the aforementioned Indemnified Losses. Notwithstanding the foregoing, Cyclacel will not be responsible for any Indemnified Losses to the extent that they arise from (i) non-adherence to the Protocol by any of the Indemnified Parties (except permitted deviations for health and safety reasons); or (ii) negligence, intentional misconduct, or malpractice of the Indemnified Parties, it being understood that the proper administration of the Cyclacel Drug Candidate in accordance with the Protocol (including permitted deviations for health and safety reasons) shall not constitute negligence, intentional misconduct, or malpractice for the purposes of this Agreement.

9.2	To the extent authorized by the constitution and laws of the State of Texas, MD Anderson, agrees to indemnify, and hold harmless Cyclacel and its/their officers, directors, staff, employees, students, and its/their Affiliates (also, “Indemnified Party”): from and against any and all Indemnified Losses resulting from (i) non-adherence to the Protocol by MD Anderson, each Principal Investigator and its/their Regents, trustees, officers, directors, staff, employees, students, faculty members, and its/their Affiliates (except permitted deviations for health and safety reasons); or (ii) the negligence, intentional misconduct, or malpractice of MD Anderson, each Principal Investigator and its/their Regents, trustees, officers, directors, staff, employees, students, faculty members, and its/their Affiliates in conducting the Study, it being understood that the proper administration of the Cyclacel Drug Candidate in accordance with the Protocol (including permitted deviations for health and safety reasons) shall not constitute negligence, intentional misconduct, or malpractice for the purposes of this Agreement. The completion or termination of a Study shall not affect MD Anderson’s obligation to indemnify with respect to any claim or suit based upon the aforementioned Indemnified Losses. Notwithstanding the foregoing, MD Anderson will not be responsible for any Indemnified Losses to the extent that they arise from the negligence, intentional misconduct, or malpractice of Cyclacel or its/their officers, directors, staff, employees, students, and its/their Affiliates.

9.3	Subject to the statutory duties of the Texas State Attorney General, any Indemnified Party shall: (a) notify the indemnifying Party in writing as soon as is reasonably possible after receipt of notice of any and all claims, lawsuits, and demands, or any action, suit, or proceeding giving rise to the right of indemnification; (b) permit the indemnifying Party to retain counsel to represent the named Indemnified Party; and (c) permit the indemnifying Party to retain control of any such claims, lawsuits, and demands, including the right to make any settlement, except that the indemnifying Party shall not make any settlement or take any other action which would be deemed to confess wrongdoing by any of the Indemnified Parties without the prior written consent of the applicable Indemnified Party.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

10	Subject Injury Medical Costs

10.1	Cyclacel shall assume responsibility for reasonable medical expenses incurred by a Subject for reasonable and necessary treatment if the Subject experiences an illness, adverse event or injury that is proven to result from the administration of the Cyclacel Drug Candidate or any procedure required by the Protocol that the Subject would not have undergone were it not for such Subject’s participation in the Study. Cyclacel shall not be responsible for expenses to the extent that they are (i) the result of a foreseeable side effect as expressly and specifically indicated in the Protocol, (ii) covered by the Subject’s medical or hospital insurance, or any similar third-party payor providing such medical or hospital coverage (excluding Medicare, to the extent required by law), (iii) attributable to a failure of MD Anderson, or any of its personnel conducting the Study, to adhere to the terms of the Protocol, provided, however, that emergency medical care shall not be deemed a violation of the Protocol, (iv) attributable to the negligence or misconduct of MD Anderson or any of the personnel conducting the Study, including the Principal Investigator, or (v) attributable to a pre-existing abnormal medical condition or underlying disease of the Subject, or (vi) treatment that would have been provided to the Subject in the ordinary course notwithstanding participation of the Study.

11	Insurance

11.1	During the term of any Study Order under this Agreement, Cyclacel shall maintain in full force and effect insurance for its liabilities arising from the Study with limits of not less than $[***]per loss and $[***] annual aggregate. Cyclacel shall provide MD Anderson with evidence of such insurance upon request.

11.2	MD Anderson is self-insured pursuant to The University of Texas Professional Medical Liability Benefit Plan under the authority of Chapter 59, Texas Education Code. MD Anderson has and will maintain in force during the term of this Agreement adequate insurance or financial resources to cover its obligations pursuant to this Agreement.

12	Publications

12.1	Publication or public disclosure of Study results may be based on the entire Study or Study interim results but shall occur only after Study results have been provided to Cyclacel with an opportunity to review. In light of the critical importance of such results to Cyclacel’s survival and success and the Parties extensive history of joint publications, the Parties will jointly agree in good faith with respect to the Study manuscript, abstracts/presentations at meetings and such publication and the journal submission strategy.

12.2	Any such communication, presentation or publication by MD Anderson shall not contain Confidential Information, other than Study Information, Study results or Data. Investigator may not disclose to third parties or otherwise make public the raw data or CRFs obtained in the Study with respect to any proposed publication or presentation of the Study.

12.3	With respect to any proposed publication or presentation of the Study results pursuant to Section 12.1 above, Investigator will submit to Cyclacel a copy of the proposed publication or presentation and the name of the scientific journal or forum to which the proposed publication or presentation will be submitted at least sixty (60) days prior to the submission thereof for publication or presentation. Investigator shall comply with Cyclacel’s request to delete references to Confidential Information, other than Study information, Study results or Data, in any such publication or presentation, and agrees to delay publication or presentation of the same for up ninety (90) additional days, in order to permit Cyclacel to obtain patent protection or other similar protection as Cyclacel deems it necessary.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

12.4	MD Anderson and/or Principal Investigator shall give Cyclacel acknowledgment for its sponsorship of a Study in all applicable Study publications. Authorship and acknowledgements for scientific publications shall be consistent with the principles embodied in the International Committee of Medical Journal Editors (“ICMJE”) Uniform Requirements for Manuscripts.

12.5	Cyclacel shall register the Study if required by, and in accordance with, Section 801 of the Food and Drug Administration Amendments Act of 2007 on www.clinicaltrials.gov and on any other database required by laws or regulations in accordance with applicable standards regarding scope, form and content and in accordance with ICMJE guidelines such that the Study will be eligible for publication in those publications.

13	Use of Name/Public Statements/Disclosure

13.1	Except as expressly set forth in this Agreement, each Party agrees that it will not at any time during the term of this Agreement or following termination of this Agreement use any name of the other Party or any other names, insignia, mark(s), symbol(s), or logotypes associated with the other Party or any variant or variants thereof in any advertising, or promotional materials without the prior written consent of the other Party.

13.2	Except as expressly set forth in this Agreement, to the extent required by law or regulation, or to the extent necessary for MD Anderson for the recruitment of subjects to any Study hereunder, the Parties agree to make no public presentations about any Cyclacel Drug Candidate or any Study conducted under this Agreement. Any advertisements directed at recruitment of study subjects for a Study must comply with all applicable laws, rules and regulations (including the need for IRB review), the confidentiality obligations herein, and shall not include the trademarked insignia, symbol(s), or logotypes, or any variant or variants thereof, of the other Party. Except as required by law or for regulatory purposes, neither Party will use the name (including trademark or other identifier) of the other Party or such other Party’s employee or staff member (except in an acknowledgment of sponsorship) in publications, advertising, press releases or for any other commercial purpose without the written approval of the other Party. Cyclacel will not state or imply in any publication, advertisement, or other medium that any Cyclacel Drug Candidate or service bearing any of Cyclacel’s names or trademarks and/or manufactured, sold or distributed by Cyclacel has been tested, approved, or endorsed by MD Anderson.

13.3	Either Party may use the name of the other Party in any document filed with any governmental authority or regulatory agency applicable to a Study, and to comply with any applicable legal or regulatory requirements. Further, each Party is permitted to disclose the other Party’s name, the title of the Study, the name of the Principal Investigator, and an overall Study Budget amount projected to be paid/actual total amount paid for conducting the Study, provided that this information is presented together as part of mandatory disclosure in accordance with and to the extent required applicable law.

14	Principal Investigator

14.1	If a designated Principal Investigator resigns from or otherwise leaves MD Anderson, or in the event of the death, chronic illness or other non-availability of the Principal Investigator, MD Anderson shall use reasonable efforts to designate a duly qualified person to act as new Principal Investigator, subject to the reasonable agreement of Cyclacel. If the Parties are unable to agree on a new Principal Investigator or if the new Principal Investigator is unwilling to agree to the terms and conditions of this Agreement and the relevant Study Order, either Party shall be entitled to terminate the respective Study Order in accordance with Section 8.5.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

15	General Provisions

15.1	Cyclacel hereby represents and warrants that:

(a)       It is duly authorized, by all requisite corporate action, to execute and deliver this Agreement and to perform its obligations hereunder and thereunder;

(b)       this Agreement, and the execution and delivery hereof constitute legal, valid and binding obligations of Cyclacel that are enforceable against it in accordance with their terms;

(c)       the execution, delivery and performance of this Agreement by Cyclacel does not violate any agreement or instrument to which Cyclacel is a party or by which Cyclacel is bound and does not violate any applicable law

(d)       it will perform its obligations in accordance with applicable laws.

EXCEPT AS EXPRESSLY PROVIDED HEREIN, NEITHER PARTY MAKES ANY WARRANTIES, EXPRESS OR IMPLIED, CONCERNING THE DATA OR RESULTS OF ANY STUDY OR THE CYCLACEL DRUG CANDIDATE, OR OF THE MERCHANTABILITY, OR FITNESS FOR A PARTICULAR PURPOSE OF SUCH DATA, RESULTS OR CYCLACEL DRUG CANDIDATE. NEITHER PARTY SHALL BE LIABLE FOR ANY INDIRECT OR CONSEQUENTIAL DAMAGES SUFFERED BY THE OTHER PARTY AS A RESULT OF PERFORMANCE OF ANY STUDY UNDER THIS AGREEMENT. Notwithstanding the foregoing, Cyclacel represents and warrants that each Cyclacel Drug Candidate hereunder shall have been manufactured in accordance with applicable current Good Manufacturing Practices in the United States and that it has not received any claim that use of any Cyclacel Drug Candidate in the performance of a Study would infringe the rights of any third party Recognising that each Cyclacel Drug Candidate is an investigational drug, and that the results of any study are unpredictable, at the Effective Date Cyclacel represents that it knows of no defects in a Cyclacel Drug Candidate that cause personal injury going beyond known side effects. Cyclacel understands and acknowledges that the development and dissemination of scientific knowledge is a fundamental component of MD Anderson’s mission, and that MD Anderson makes no representations, warranties, or guarantees with respect to any specific results of the Studies.

15.2	Assignment. This Agreement and/or any Study Order may not be assigned by either Party except as agreed upon in writing by the other Party provided always that either Party may assign this Agreement in whole or in part to a corporate Affiliate on reasonable prior written notice to the other Party of such assignment on the condition that the assigning Party shall remain liable hereunder for the prompt payment and performance of all obligations of the assignee; (ii) this Agreement may be assigned by a Party to a third party in connection with a sale or transfer of all or substantially all of such Party’s business or assets to which this Agreement relates or in connection with a merger or consolidation transaction involving such third party provided always that such third party gives a written deed of undertaking to the non-affected Party agreeing to abide by all the obligations under this Agreement of the assigning Party. Any assignment or attempt to assign not in accordance with this Section shall be void and without effect.

15.3	Independent Contractors. MD Anderson and Cyclacel shall be independent parties and nothing contained in this Agreement shall be construed or implied to create an agency or partnership. No Party shall have the authority to agree to or incur expenses on behalf of another except as may be expressly authorized by this Agreement or a Study Order.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

15.4	Notices. Any notice or communication required or permitted to be given or made under this Agreement by one of the Parties hereto to the other shall be in writing and shall be deemed to have been sufficiently given or made for all purposes on the date of mailing by certified mail, postage prepaid, overnight courier service, and/or fax to be followed by mailed original addressed to such other Party at its respective address as referenced in the Study Order.

15.5	Severability. If any one or more of the provisions of this Agreement shall be held to be invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby.

15.6	Entirety. This Agreement represents the entire agreement of the Parties with respect to the subject matter hereof and it expressly supersedes all previous written and oral communications between the Parties. No amendment, alteration, or modification of this Agreement or any Study Orders attached hereto shall be valid unless executed in writing by authorized signatories of all Parties.

15.7	Waiver. The failure of any Party hereto to insist upon strict performance of any provision of this Agreement or to exercise any right hereunder will not constitute a waiver of that provision or right.

15.8	Force Majeure. In the event that performance of the obligations of a Party hereunder are prevented by events beyond their reasonable control, including, but not limited to, acts of God, regulations or acts of any governmental authority, war, civil commotion, strikes, or other labor disturbances, epidemics, fire, earthquakes, storms or other catastrophes of a similar nature, the affected Party will promptly notify the other Party of such event using the procedure defined herein, and the Parties shall be relieved of their respective obligations hereunder to the extent that the performance of such obligations is actually prevented thereby. During the existence of any such condition, the affected Party shall, nevertheless, use its best efforts to remove the cause thereof and resume performance of its obligations hereunder. The period of performance shall be extended for the Party who is unable to perform due to Force Majeure reasons by a period of time equal to the length of the period during which the Force Majeure reason exists or for a longer period if required to meet the requirements of the Study Protocol.

15.9	Counterparts. It is understood that this Agreement may be executed in one or more counterpart copies, each of equal dignity, which when joined, shall together constitute one Agreement. In the event of execution by exchange of facsimile or electronic signed copies, the Parties agree that, upon being signed by both Parties, this Agreement shall become effective and binding and that facsimile or .pdf signed copies will constitute evidence of this Agreement.

15.10	Export Control. Notwithstanding any other provision of this Agreement, it is understood that the Parties are subject to, and shall comply with, applicable United States laws, regulations, and governmental requirements and restrictions controlling the export of technology, technical data, computer software, laboratory prototypes, and other commodities, information and items (individually and collectively, “Technology and Items”), including without limitation, the Arms Export Control Act, the Export Administration Act of 1979, relevant executive orders, and United States Treasury Department embargo and sanctions regulations, all as amended from time to time (“Restrictions”) and that the Parties’ obligations hereunder are contingent on compliance with applicable Restrictions.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

15.11	Choice of Law. Any disputes or claims arising under this Agreement shall be governed by the laws of the State of Texas. MD Anderson is an agency of the State of Texas and under the constitution and the laws of the State of Texas possesses certain rights and privileges, is subject to certain limitations and restrictions, and only has such authority as is granted to it under the constitution and laws of the State of Texas. Notwithstanding any provision hereof, nothing in this Agreement is intended to be, nor will it be construed to be, a waiver of the sovereign immunity of the State of Texas or a prospective waiver or restriction of any of the rights, remedies, claims, and privileges of the State of Texas. Moreover, notwithstanding the generality or specificity of any provision hereof, the provisions of this Agreement as they pertain to MD Anderson are enforceable only to the extent authorized by the constitution and laws of the State of Texas; accordingly, to the extent any provision hereof conflicts with the constitution or laws of the State of Texas or exceeds the right, power or authority of MD Anderson to agree to such provision, then that provision will not be enforceable against MD Anderson or the State of Texas.

In witness whereof, the Parties hereto have caused this Agreement to be executed by their duly authorized representatives to be effective as of the Effective Date.

The University of Texas M. D. Anderson Cancer Center Cyclacel Limited

Date:	Date:

Name	Name
Title:	Title:

21 August 2018

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Appendix I

Four studies planned; the listed studies are subject to Principal Investigator/Cyclacel discussion and may vary from the final protocols agreed

1.	CYC065 and venetoclax in relapsed/refractory CLL
2.	[***]
3.	[***]
4.	CYC140 first-in-human study in relapsed/refractory AML or MDS

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Appendix II

MILESTONE AND SALES PAYMENTS

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Appendix II

Milestone and Sales Payments

	[***]			[***]
	[***]			[***]
	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Appendix III

CLINICAL COLLABORATION AGREEMENT - STUDY ORDER

This Study Order (“Study Order”), effective as of the ___ day of XXXX (“Effective Date”), is entered into by and between The University of Texas MD Anderson Cancer Center, with a place of business located at 1515 Holcombe Blvd., Houston, TX 77030, USA (“MD Anderson”), a member institution of The University of Texas System (“System”) and Cyclacel Limited, with a place of business located at 1 James Lindsay Place, Dundee, Scotland, DD1 5JJ, United Kingdom, (“Cyclacel”). (MD Anderson and Cyclacel each a “Party” and collectively the “Parties”). This Study Order is a part of, and is subject to, the terms and conditions of the Clinical Collaboration Agreement entered into between MD Anderson and dated August ___ 2018 (“Agreement”).

1.       The Parties enter into this Study Order in connection with:

The Study entitled_________________ , to be conducted pursuant to Protocol No. [Insert Protocol number] which may be attached hereto in Exhibit A and is incorporated herein.

2.       _______ is the Principal Investigator (as defined in the Agreement) for the Study which will be conducted at MD Anderson.

Cyclacel Drug Candidate for the above referenced Study is_____________ .

Other Drug for the above referenced Study is______________ .

The Study Indication is XXXXXX

The quantity and delivery dates of Cyclacel Drug Candidate are XXXX

[if applicable] The quantity and delivery dates of Other Drug are XXXX

3.       The parties may further exchange the following Proprietary Materials (other than Cyclacel Drug Candidate) with each other in connection with the Study:

______ being provided by [Insert name of providing party]

______ being provided by [Insert name of providing party]

4.       Term: This Study Order will continue until the Study is completed, which is expected to be (__) months after the Effective Date, or until terminated early as provided in the Agreement.

5.       Notices.

Any notice or other formal communication related to this Agreement must be in writing and will be deemed given only if: (a) delivered in person; or (b) sent by internationally recognized overnight delivery service or air courier guaranteeing next day delivery. Until a change of address is communicated, as provided below, all notices and other communications must be sent to the Parties at the following addresses or facsimile numbers:

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

If to MD Anderson:

The University of Texas

MD Anderson Cancer Center

1515 Holcombe Boulevard, Box 1643

Houston, TX 77030

Attn: Vice President, Strategic Industry Ventures

With a copy to:

The University of Texas

MD Anderson Cancer Center

Legal Services—Unit 1674

PO Box 301407

Houston, TX 77230-1407

Attn: Chief Legal Officer

And to:

[insert investigator information]

If to Cyclacel Limited:

Cyclacel Limited

1 James Lindsay Place

Dundee, Scotland, DD1 5JJ

United Kingdom

Attn: Chief Operating Officer

With a copy to:

Cyclacel Pharmaceuticals, Inc.

200 Connell Drive #1500

Berkeley Heights, NJ 07922

Attn: Chief Executive Officer

All notices will be effective and will be deemed delivered: (a) if by personal delivery, delivery service or courier, on the date of delivery; and (b) if by electronic facsimile communication, on the date of transmission of the communication. Either Party may change its notice address by sending notice of the change to the other Party in the manner set forth above.

6.       Specific superseding terms: N/A.

[Signatures on Following Page]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

In witness whereof, the Parties hereto have caused this Study Order to be executed by their duly authorized representatives to be effective as of the Effective Date.

The University of Texas M. D. Anderson Cancer	Cyclacel Limited Center

Date:	Date:

Name	Name
Title:	Title:

READ AND UNDERSTOOD:

I confirm that I have received a copy of the Agreement under which this Study Order is issued, and that I have read and understand the Agreement and this Study Order.

Principal Investigator

Date:

Name

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Exhibit A

[Protocol]